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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 24, 2002


                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         Delaware                    0-23182                   35-1905382
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)              File No.)              Identification No.)



  8230 Hohman Avenue, Munster, Indiana                                46321
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On July 24, 2002, AMB Financial Corp. ("AMB") issued the attached press release announcing the payment of a cash dividend.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits

            99.  Press release dated July 24, 2002.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMB FINANCIAL CORPORATION


Date: July 24, 2002                 By:  /s/ Clement B. Knapp
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                                         Clement B. Knapp, Jr.
                                         President and Chief Executive Officer


Date: July 24, 2002                 By:  /s/ Daniel T. Poludniak
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                                         Daniel T. Poludniak, Vice President,
                                         Treasurer and Chief Financial Officer
















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